Leases	12 Months Ended
May 31, 2013
Leases

NOTE L—LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2013:

May 31,
(In thousands)
2014	$44,021
2015	35,870
2016	27,198
2017	19,428
2018	15,282
Thereafter	51,834

Total Minimum Lease Commitments	$193,633

Total rental expense for all operating leases amounted to $46.5 million, $40.6 million and $41.4 million for the fiscal years ended May 31, 2013, 2012 and 2011, respectively.